Exhibit 99.3

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Biophan Technologies, Inc.
(the "Company") on Form 10-QSB for the period ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert J. Wood, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/Robert J. Wood
-------------------
Robert J. Wood
Chief Financial Officer
July 15, 2003